EX-99.B4.h. Investment Options Contract Schedules

F40847
Income Protector Investment Options Contract Schedule

This Contract Schedule forms a part of the Base Contract to which it is attached and is effective on the Rider Effective Date.  This Contract Schedule replaces any previously issued Investment Options Contract Schedule until termination of the Income Protector Rider.

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]

Allocation Guidelines:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

Investment Options:
Variable Account:                                             [Allianz Life Variable Account B]

[AZL Money Market Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Franklin Templeton Founding Strategy Plus Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund
Franklin Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio
Templeton Global Bond Securities Fund]

S40847                                                                                                                                          [Income Pro]

F40851
Income Focus Investment Options Contract Schedule

This Contract Schedule forms a part of the Base Contract to which it is attached and is effective on the Rider Effective Date.  This Contract Schedule replaces any previously issued Investment Options Contract Schedule until termination of the Income Focus Rider.

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]

Allocation Guidelines:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

Investment Options:
Variable Account:                                             [Allianz Life Variable Account B]

[AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Franklin Templeton Founding Strategy Plus Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio]

S40851                                                                                                                                          [Income Focus]

F40856
Investment Protector Investment Options Contract Schedule

This Contract Schedule forms a part of the Base Contract to which it is attached and is effective on the Rider Effective Date. This Contract Schedule replaces any previously issued Investment Options Contract Schedule until termination of the Investment Protector Rider.

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]

Allocation Guidelines:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

Investment Options:
Variable Account:                                             [Allianz Life Variable Account B]

[Equity group Investment Options
AZL Balanced Index Strategy Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis New York Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Fusion Growth Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL International Index Fund
AZL Invesco Equity And Income Fund
AZL Invesco Growth And Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
BlackRock Global Allocation V.I. Fund
FIDELITY VIP FundsManager 50% Portfolio
FIDELITY VIP FundsManager 60% Portfolio
Franklin Income Securities Fund
Mutual Shares Securities Fund
PIMCO EQS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio
Templeton Growth Securities Fund]

[Fixed Income group Investment Options
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S.Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Uncontstrained Bond Portfolio
Templeton Global Bond Securities Fund]

S40856                                                                                                                                          [Invest Pro]

MAXIMUM ALLOWABLE ALLOCATION TABLE

	Maximum Allowable Allocation to Investment Options in the Equity group based on the number of years* to the Initial Target Value Date and the comparison of Contract Value (CV) to the Target Value (TV)
No. of years* to the Initial Target Value Date	[CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV]
33+	[95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
0	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%]

* We round the number of years until the Initial Target Value Date up to the next whole number.

S40856                                                                                                                                          [Invest Pro]

F40860

Investment Options Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]

Allocation Guidelines:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

Investment Options:
Variable Account:                                             [Allianz Life Variable Account B]

[AZL Balanced Index Strategy Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Growth Fund
AZL Fusion Moderate Fund
AZL Growth Index Strategy Fund
AZL Allianz AGIC Opportunity Fund
AZL BlackRock Capital Appreciation Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
BlackRock Global Allocation V.I. Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Davis New York Venture Fund
Davis VA Financial Portfolio
AZL Dreyfus Research Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Federated Clover Small Value Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
AZL Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Mutual Shares Securities Fund
Templeton Growth Securities Fund
AZL Gateway Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Oppenheimer Discovery Fund
PIMCO EqS Pathfinder Portfolio
PIMCO VIT CommodityRealReturn Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
AZL Schroder Emerging Markets Equity Fund]

S40860